Exhibit 99.1

IBM REPORTS 2020 FIRST-QUARTER RESULTS

Continued Cloud Revenue Growth; Gross Margin Expansion; Strong Balance Sheet and Liquidity Position

ARMONK, N.Y., April 20, 2020 . . . IBM (NYSE: IBM) today announced first-quarter 2020 earnings results.

“IBM remains focused on helping our clients adapt to the immediate challenges of the COVID-19 pandemic, while we continue to enable them to shift their mission-critical workloads to hybrid cloud and expand their use of AI to help transform their operations,” said Arvind Krishna, IBM chief executive officer. “Our first-quarter performance in cloud is a reflection of the trust clients place in IBM's technology and expertise today, and positions us to continue building an enduring hybrid cloud platform for the future.”

Highlights for the first quarter include:

●	GAAP EPS from continuing operations of $1.31
●	Operating (non-GAAP) EPS of $1.84
●	Revenue of $17.6 billion, down 3.4 percent (up 0.1 percent adjusting for divested businesses and currency)

-- Cloud & Cognitive Software up 5 percent (up 7 percent adjusting for currency)

-- Systems up 3 percent (up 4 percent adjusting for currency)

-- Global Business Services flat (up 1 percent adjusting for currency)

●	Total cloud revenue of $5.4 billion, up 19 percent (up 23 percent adjusting for divested businesses and currency)

-- Cloud revenue of $22 billion over last 12 months, up 13 percent (up 16 percent adjusting for divested businesses and currency)

●	Red Hat revenue, up 18 percent (up 20 percent adjusting for currency), normalized for historical comparability
●	GAAP gross profit margin up 90 basis points; Operating (non-GAAP) gross profit margin up 150 basis points
●	Net cash from operating activities of $14.5 billion and free cash flow of $11.6 billion, over the last 12 months
●	IBM is withdrawing its full-year 2020 guidance in light of the current COVID-19 crisis. The company will reassess this position based on the clarity of the macroeconomic recovery at the end of the second quarter.

	FIRST QUARTER 2020
	Results Reflect the Impact of Items Related to
	the Red Hat Acquisition Closed in July 2019
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income/(Loss)		Profit
	EPS	Income	Income/(Loss)	Margin		Margin
GAAP from Continuing Operations	$1.31	$1.2B	$0.0B	(0.3)%		45.1%
Year/Year	(26)%	(26)%	(103)%	(10.6)	Pts	0.9	Pts

Operating (Non-GAAP)	$1.84	$1.6B	$0.7B	3.9%		46.2%
Year/Year	(18)%	(18)%	(69)%	(8.4)	Pts	1.5	Pts

“Our recurring revenue stream, continued gross profit margin expansion and strong balance sheet and liquidity position remain stabilizing elements in an unprecedented business climate,” said James Kavanaugh, IBM senior vice president and chief financial officer. “We’ve taken actions within our business to provide the necessary flexibility and operating efficiency for the current environment.”

Cash Flow and Balance Sheet

In the first quarter, the company generated net cash from operating activities of $4.5 billion, or $2.1 billion excluding Global Financing receivables. IBM’s free cash flow was $1.4 billion. The company returned $1.4 billion to shareholders in dividends.

IBM ended the first quarter with $12.0 billion of cash on hand which includes marketable securities. Debt, including Global Financing debt of $22.3 billion, totaled $64.3 billion – down $8.7 billion since the end of the second-quarter 2019.

Segment Results for First Quarter

●	Cloud & Cognitive Software (includes Cloud & Data Platforms which includes Red Hat; Cognitive Applications; and Transaction Processing Platforms) — revenues of $5.2 billion, up 5 percent (up 7 percent adjusting for currency), with growth in Cloud & Data Platforms, up 32 percent (up 34 percent adjusting for currency) led by Red Hat.
●	Global Business Services (includes Consulting, Application Management and Global Process Services) — revenues of $4.1 billion, flat year-to-year (up 1 percent adjusting for currency), with growth in Consulting, up 4 percent (up 5 percent adjusting for currency); gross profit margin up 100 basis points.
●	Global Technology Services (includes Infrastructure & Cloud Services and Technology Support Services) — revenues of $6.5 billion, down 6 percent (down 4 percent adjusting for currency); gross profit margin up 30 basis points.
●	Systems (includes Systems Hardware and Operating Systems Software) — revenues of $1.4 billion, up 3 percent (up 4 percent adjusting for currency), led by IBM Z, up 59 percent (up 61 percent adjusting for currency) and Storage Systems revenue up 18 percent (up 19 percent adjusting for currency); gross profit margin up 410 basis points.
●	Global Financing (includes financing and used equipment sales) — revenues of $299 million, down 26 percent (down 25 percent adjusting for currency); revenue reflects the wind-down of OEM commercial financing; gross profit margin up 580 basis points.

Pre-Tax Income and Tax Rate

Pre-tax income was impacted by charges of approximately $0.9 billion, predominantly related to structural actions to improve competitiveness in Global Technology Services. IBM’s reported GAAP and operating (non-GAAP) tax rates for the first quarter include the effect of a non-cash discrete tax benefit, associated with the intercompany transfer of intellectual property, which more than offsets the charges for those structural actions.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results; impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; legal proceedings and investigatory risks; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	total revenue and cloud revenue adjusting for divested businesses and currency;
●	revenue for Red Hat normalized for historical comparability;
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	adjusting for free cash flow;
●	net cash from operating activities, excluding Global Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at http://www.ibm.com/investor/events/earnings/1q20.html. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Edward Barbini, 914-499-6565
barbini@us.ibm.com

John Bukovinsky, 732-618-3531
jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended
	March 31,
	2020	2019
REVENUE
Cloud & Cognitive Software	$5,238	$4,967	*
Global Business Services	4,136	4,155	*
Global Technology Services	6,467	6,875
Systems	1,368	1,328
Global Financing	299	406
Other	62	451	*
TOTAL REVENUE	17,571	18,182

GROSS PROFIT	7,922	8,043

GROSS PROFIT MARGIN
Cloud & Cognitive Software	75.4%	75.6%	*
Global Business Services	27.2%	26.2%	*
Global Technology Services	34.0%	33.7%
Systems	50.2%	46.2%
Global Financing	40.7%	34.9%

TOTAL GROSS PROFIT MARGIN	45.1%	44.2%

EXPENSE AND OTHER INCOME
S,G&A	5,955	4,691
R,D&E	1,625	1,433
Intellectual property and custom development income	(116)	(101)
Other (income) and expense	182	(73)
Interest expense	326	210
TOTAL EXPENSE AND OTHER INCOME	7,972	6,160

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(49)	1,883
Pre-tax margin	(0.3)%	10.4%
Provision for / (Benefit from) income taxes	(1,226)	289
Effective tax rate	NM %	15.4%

INCOME FROM CONTINUING OPERATIONS	$1,176	$1,593
DISCONTINUED OPERATIONS
Income / (Loss) from discontinued operations, net of taxes	(1)	(2)

NET INCOME	$1,175	$1,591

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.31	$1.78
Discontinued Operations	$0.00	$0.00
TOTAL	$1.31	$1.78

Basic
Continuing Operations	$1.32	$1.79
Discontinued Operations	$0.00	$0.00
TOTAL	$1.32	$1.79

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	895.0	893.9
Basic	888.0	889.6

*Recast to conform with 2020 presentation.

NM = Not Meaningful

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	March 31,	December 31,
(Dollars in Millions)	2020	2019
ASSETS:

Current Assets:
Cash and cash equivalents	$11,218	$8,172
Restricted cash	152	141
Marketable securities	647	696
Notes and accounts receivable - trade, net	6,927	7,870
Short-term financing receivables, net	12,126	14,192
Other accounts receivable, net	1,616	1,733
Inventories	1,786	1,619
Deferred costs	1,948	1,896
Prepaid expenses and other current assets	2,509	2,101
Total Current Assets	38,931	38,420

Property, plant and equipment, net	9,626	10,010
Operating right-of-use assets, net	4,871	4,996
Long-term financing receivables, net	7,708	8,712
Prepaid pension assets	6,933	6,865
Deferred costs	2,459	2,472
Deferred taxes	8,782	5,182
Goodwill	57,517	58,222
Intangibles, net	14,666	15,235
Investments and sundry assets	1,911	2,074
Total Assets	$153,403	$152,186

LIABILITIES:

Current Liabilities:
Taxes	$2,348	$2,839
Short-term debt	11,642	8,797
Accounts payable	4,172	4,896
Deferred income	13,377	12,026
Operating lease liabilities	1,327	1,380
Other liabilities	7,806	7,763
Total Current Liabilities	40,673	37,701

Long-term debt	52,685	54,102
Retirement related obligations	16,474	17,142
Deferred income	3,769	3,851
Operating lease liabilities	3,799	3,879
Other liabilities	15,874	14,526
Total Liabilities	133,275	131,202

EQUITY:

IBM Stockholders’ Equity:
Common stock	56,092	55,895
Retained earnings	162,626	162,954
Treasury stock — at cost	(169,437)	(169,413)
Accumulated other comprehensive income/(loss)	(29,283)	(28,597)
Total IBM Stockholders’ Equity	19,999	20,841

Noncontrolling interests	129	144
Total Equity	20,128	20,985

Total Liabilities and Equity	$153,403	$152,186

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Trailing Twelve Months
	March 31,		Ended March 31,
(Dollars in Millions)	2020	2019	2020
Net Cash Provided by Operating Activities per GAAP:	$4,476	$4,759	$14,487

Less: change in Global Financing (GF) Receivables	2,381	2,458	415
Capital Expenditures, Net	(737)	(614)	(2,493)

Free Cash Flow	1,358	1,688	11,579

Acquisitions	(13)	(1)	(32,642)
Divestitures	26	33	1,069
Dividends	(1,440)	(1,397)	(5,749)
Share Repurchase	—	(920)	(441)
Non-GF Debt	3,503	5,890	20,405
Other (includes GF Net Receivables and GF Debt)	(426)	629	(346)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$3,008	$5,922	$(6,127)

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2020	2019
Net Income from Operations	$1,175	$1,591
Depreciation/Amortization of Intangibles	1,635	1,446
Stock-based Compensation	189	113
Working Capital / Other	(905)	(848)
Global Financing A/R	2,381	2,458
Net Cash Provided by Operating Activities	$4,476	$4,759
Capital Expenditures, net of payments & proceeds	(737)	(614)
Divestitures, net of cash transferred	26	33
Acquisitions, net of cash acquired	(13)	(1)
Marketable Securities / Other Investments, net	(178)	(271)
Net Cash Provided by / (Used in) Investing Activities	$(902)	$(853)
Debt, net of payments & proceeds	1,356	4,232
Dividends	(1,440)	(1,397)
Common Stock Repurchases	—	(920)
Common Stock Transactions - Other	(31)	(51)
Net Cash Provided by / (Used in) Financing Activities	$(115)	$1,863
Effect of Exchange Rate changes on Cash	(403)	(102)
Net Change in Cash, Cash Equivalents and Restricted Cash	$3,057	$5,668

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended March 31, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,238	$4,136	$6,467	$1,368	$299
Internal	813	46	294	148	212
Total Segment Revenue	$6,052	$4,183	$6,761	$1,516	$511

Pre-tax Income / (Loss) from Continuing Operations	933	271	(178)	(217)	194

Pre-tax margin	15.4%	6.5%	(2.6)%	(14.3)%	37.9%

Change YTY Revenue - External	5.5%	(0.5)%	(5.9)%	3.0%	(26.2)%
Change YTY Revenue - External @constant currency	6.8%	0.9%	(4.0)%	4.1%	(24.9)%

	Three Months Ended March 31, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services	Systems	Financing
Revenue
External	$4,967	$4,155	$6,875	$1,328	$406
Internal	841	74	290	163	300
Total Segment Revenue	$5,808	$4,229	$7,164	$1,491	$706

Pre-tax Income / (Loss) from Continuing Operations	1,785	298	275	(202)	288

Pre-tax margin	30.7%	7.0%	3.8%	(13.5)%	40.8%

* Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended March 31, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$7,922	$188		—		—		$8,110

Gross Profit Margin	45.1%	1.1	Pts	—		—		46.2%

S,G&A	5,955	(285)		—		—		5,670

R,D&E	1,625	—		—		—		1,625

Other (Income) & Expense	182	(1)		(264)		—		(83)

Interest Expense	326	—		—		—		326

Total Expense & Other (Income)	7,972	(285)		(264)		—		7,422

Pre-tax Income/(Loss) from Continuing Operations	(49)	473		264		—		688

Pre-tax Income/(Loss) Margin from Continuing Operations	(0.3)%	2.7	Pts	1.5	Pts	—		3.9%

Provision for / (Benefit from) Income Taxes***	(1,226)	102		14		149		(961)

Income from Continuing Operations	1,176	371		250		(149)		1,649

Income Margin from Continuing Operations	6.7%	2.1	Pts	1.4	Pts	(0.8)	Pts	9.4%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.31	$0.42		$0.28		$(0.17)		$1.84

	Three Months Ended March 31, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$8,043	$76		—		—		$8,119

Gross Profit Margin	44.2%	0.4	Pts	—		—		44.7%

S,G&A	4,691	(124)		—		—		4,566

R,D&E	1,433	—		—		—		1,433

Other (Income) & Expense	(73)	23		(138)		—		(187)

Interest Expense	210	(36)		—		—		174

Total Expense & Other (Income)	6,160	(137)		(138)		—		5,886

Pre-tax Income/(Loss) from Continuing Operations	1,883	212		138		—		2,233

Pre-tax Income/(Loss) Margin from Continuing Operations	10.4%	1.2	Pts	0.8	Pts	—		12.3%

Provision for / (Benefit from) Income Taxes***	289	49		26		(141)		224

Effective Tax Rate	15.4%	0.7	Pts	0.2	Pts	(6.3)	Pts	10.0%

Income from Continuing Operations	1,593	164		111		141		2,009

Income Margin from Continuing Operations	8.8%	0.9	Pts	0.6	Pts	0.8	Pts	11.0%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.78	$0.18		$0.13		$0.16		$2.25

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results. The effective tax rate is not displayed as the calculated rate for the three months ended March 31, 2020 is not meaningful.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended				Trailing Twelve Months Ended
	March 31, 2020				March 31, 2020
	Change YTY				Change YTY
Revenue Adjusting for Divested Businesses and Currency	Cloud		Total IBM		Cloud

Revenue as reported	18.8%		(3.4)%		13.2%
Impact from divested businesses	2.4	Pts	1.9	Pts	1.5	Pts
Currency impact	1.8	Pts	1.5	Pts	1.6	Pts
Revenue adjusting for divested businesses and currency (non-GAAP)	23.0%		0.1%		16.4%

	Three Months Ended		Change
Red Hat Revenue, Normalized for Historical Comparability	March 31, 2020	March 31, 2019	YTY	YTY @constant currency

Red Hat revenue as reported in IBM consolidated results (1)	$719	$—
Add: Red Hat revenue prior to acquisition (2)	—	900
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	347	—
Red Hat revenue, normalized for historical comparability (non-GAAP)	$1,066	$900	18%	20%

(1) Represents GAAP revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Revenue for the three months ended March 31, 2019 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the first-quarter 2020 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.